[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. Exhibit 10.7 AMENDMENT NO. 2 COMMERICAL SUPPLY AGREEMENT THIS AMENDMENT NO. 2 (the “Amendment”) is effective as of January 17, 2023 (the “Amendment Effective Date”) by and between Seagen Inc. (formerly “Seattle Genetics, Inc.”) (“CUSTOMER”) having a principal place of business at 21823 30th Drive SE, Bothell, WA 98021 and Esteve Quimica, S.A., (“EQ”) with an office at Torre ESTEVE, Pg. Zona Franca, 109 08038 Barcelona, SPAIN. WHEREAS, CUSTOMER and EQ are parties to that certain Commercial Supply Agreement dated June 13, 2019 (the “Agreement”); WHEREAS, CUSTOMER and EQ wish to amend the Agreement on the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows: 1. Appendix B to the Agreement is deleted in its entirety and replaced with the following: APPENDIX B PRICE for 2022 and 2023 [*] 2. All other terms and conditions set forth in the Agreement shall remain unchanged and in full force and effect. Any terms not defined herein shall have the same meanings as set forth in the Agreement. 3. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall together be deemed to constitute one agreement. This Amendment shall be effective upon the Amendment Effective Date. The parties agree that execution of this Amendment by industry standard electronic signature software and/or by exchanging PDF signatures shall have the same legal force and effect as the exchange of original signatures, and that in any proceeding arising under or relating to this Amendment. Each party hereby waives any right to raise any defense or waiver based upon execution of this Amendment by means of such electronic signatures or maintenance of the executed Amendment No. 2 electronically. IN WITNESS WHEREOF, the authorized representatives of the parties hereto have executed this Amendment No. 2 as of the Amendment Effective Date. SEAGEN INC. By: ___/s/ Christopher Croson _______________ Its: __Executive Director, Global Manufacturing_ Date: 06-Feb-2023 | 11:55 PST______________ ESTEVE QUIMICA, S.A. By: __Pere Mañe__ _________________________ Its: __General Manager ______________________ Date: __06-Feb-2023 | 12:30 PST______________

ESTEVE QUIMICA, S.A. By: __/s/ Andrea Oro________________________ Its: _Global Head of Business Development, APIs_ Date: __13-Feb-2023 | 13:54 PST____________ _